                                                                 EXHIBIT h(5)(c)

                                 AMENDMENT NO. 2
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

         The Master Administrative Services Agreement (the "Agreement"), dated June 21, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Equity Funds, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                AIM EQUITY FUNDS

PORTFOLIOS                                                             EFFECTIVE DATE OF AGREEMENT
----------                                                             ---------------------------
AIM Aggressive Growth Fund                                                     June 1, 2001
AIM Blue Chip Fund                                                             June 1, 2001
AIM Capital Development Fund                                                   June 1, 2001
AIM Charter Fund                                                               June 1, 2001
AIM Constellation Fund                                                         June 1, 2001
AIM Core Strategies Fund                                                     December   , 2001
                                                                                      --
AIM Dent Demographic Trends Fund                                               June 1, 2001
AIM Emerging Growth Fund                                                       June 1, 2001
AIM Large Cap Basic Value Fund                                                 June 1, 2001
AIM Large Cap Equity Fund                                                    December   , 2001
                                                                                      --
AIM Large Cap Growth Fund                                                      June 1, 2001
AIM Mid Cap Growth Fund                                                        June 1, 2001
AIM Weingarten Fund                                                            June 1, 2001"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: December   , 2001
                --
                                         A I M ADVISORS, INC.

Attest:                                  By:
        ------------------------------       ------------------------------
          Assistant Secretary                  Robert H. Graham
                                               President

(SEAL)
                                         AIM EQUITY FUNDS

Attest:                                  By:
        ------------------------------       ------------------------------
          Assistant Secretary                  Robert H. Graham
                                               President

(SEAL)